MS-P3 11/23

FRANKLIN MUTUAL SERIES FUNDS

SUPPLEMENT DATED NOVEMBER 28, 2023

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED MAY 1, 2023, OF
FRANKLIN MUTUAL BEACON FUND (THE “FUND”)

1) The following sentences are added to the end of the section titled “Fund Summaries – Portfolio Managers” of the Fund’s Prospectus:

Effective February 29, 2024, Christian Correa is anticipated to step down as portfolio manager to the Fund. At that time, Mr. Correa will continue to serve as portfolio manager for other Franklin Mutual Series funds and as Chief Investment Officer of Franklin Mutual Series.

2) The following sentences are added to the end of the section titled “Fund Details – More Information on Investment Policies, Practices and Risks – Management” of the Fund’s Prospectus:

Effective February 29, 2024, Christian Correa is anticipated to step down as portfolio manager to the Franklin Mutual Beacon Fund. At that time, Mr. Correa will continue to serve as portfolio manager for other Franklin Mutual Series funds and as Chief Investment Officer of Franklin Mutual Series.

3) The following footnote is added to all references to Christian Correa with respect to the Fund in the section of the Fund’s SAI titled “Management and Other Services – Portfolio managers”:

*   Effective February 29, 2024, Christian Correa is anticipated to step down as portfolio manager to the Fund. At that time, Mr. Correa will continue to serve as portfolio manager for other Franklin Mutual Series funds and as Chief Investment Officer of Franklin Mutual Series.

Please retain this supplement for future reference